SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                 JULY 25, 1995

                              Halliburton Company
             (Exact name of registrant as specified in its charter)


State or other                         Commission            IRS Employer
jurisdiction                           File Number           Identification
of incorporation                                             Number

Delaware                                 1-3492              No. 73-0271280


                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)


                         Registrant's telephone number,
                       including area code - 214/978-2600





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                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5.  OTHER EVENTS

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders. On July 25, 1995, the registrant issued a press release entitled Halliburton Reports Substantially Improved 1995 Second Quarter Earnings pertaining, among other things, to an announcement that registrant reported that 1995 second quarter net income was $56.2 million, or 49 cents per share. The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.




Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

        (c)      Exhibits.

                 EXHIBIT 20 - Press release dated July 25, 1995.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HALLIBURTON COMPANY




Date: July 26, 1995                        By: _____________________________
                                                 Susan S. Keith
                                                 Vice President
                                                 Secretary and Corporate Counsel



























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                                 EXHIBIT INDEX



Exhibit                                                          Sequentially
NUMBER                       DESCRIPTION                         NUMBERED PAGE

 20                          Press Release of
                             July 25, 1995                       5 of 8
                             Incorporated by Reference





























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